Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	June 2018

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable June 29, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown of	($) Total Cumulative	Total Cumulative
	($) Current	the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0190	15%	0.1491	17%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0318	4%
Net Realized Long-Term Capital Gains	0.0000	0%	0.5286	60%
Return of Capital	0.1060	85%	0.1655	19%
Total (per common share)	0.1250	100%	0.8750	100%

Average annual total return (in relation to NAV) for the 5 years ending on 5/31/2018				2.16%
Annualized current distribution rate expressed as a percentage of NAV as of 5/31/2018				7.11%

Cumulative total return (in relation to NAV) for the fiscal year through 5/31/2018				2.85%
Cumulative fiscal year distributions as a percentage of NAV as of 5/31/2018				4.15%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseinvest.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	July 2018

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable July 31, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown of	($) Total Cumulative	Total Cumulative
	($) Current	the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0162	13%	0.1626	16%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0227	2%
Net Realized Long-Term Capital Gains	0.0000	0%	0.5264	53%
Return of Capital	0.1088	87%	0.2883	29%
Total (per common share)	0.1250	100%	1.0000	100%

Average annual total return (in relation to NAV) for the 5 years ending on 6/30/2018				1.93%
Annualized current distribution rate expressed as a percentage of NAV as of 6/30/2018				7.20%

Cumulative total return (in relation to NAV) for the fiscal year through 6/30/2018				2.25%
Cumulative fiscal year distributions as a percentage of NAV as of 6/30/2018				4.80%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseinvest.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	August 2018

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable August 31, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown of	($) Total Cumulative	Total Cumulative
	($) Current	the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0182	15%	0.1846	16%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0297	3%
Net Realized Long-Term Capital Gains	0.0502	40%	0.6883	61%
Return of Capital	0.0566	45%	0.2224	20%
Total (per common share)	0.1250	100%	1.1250	100%

Average annual total return (in relation to NAV) for the 5 years ending on 7/31/2018				2.48%
Annualized current distribution rate expressed as a percentage of NAV as of 7/31/2018				6.97%

Cumulative total return (in relation to NAV) for the fiscal year through 7/31/2018				6.21%
Cumulative fiscal year distributions as a percentage of NAV as of 7/31/2018				5.23%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseinvest.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	September 2018

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable September 28, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown of	($) Total Cumulative	Total Cumulative
	($) Current	the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0290	23%	0.2232	18%
Net Realized Short-Term Capital Gains	0.0004	0%	0.0339	3%
Net Realized Long-Term Capital Gains	0.0000	0%	0.6917	55%
Return of Capital	0.0956	77%	0.3012	24%
Total (per common share)	0.1250	100%	1.2500	100%

Average annual total return (in relation to NAV) for the 5 years ending on 8/31/2018				3.28%
Annualized current distribution rate expressed as a percentage of NAV as of 8/31/2018				6.84%

Cumulative total return (in relation to NAV) for the fiscal year through 8/31/2018				8.98%
Cumulative fiscal year distributions as a percentage of NAV as of 8/31/2018				5.70%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseinvest.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	October 2018

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable October 31, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown of	($) Total Cumulative	Total Cumulative
	($) Current	the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0320	26%	0.2457	18%
Net Realized Short-Term Capital Gains	0.0159	12%	0.0654	5%
Net Realized Long-Term Capital Gains	0.0605	48%	0.8126	59%
Return of Capital	0.0166	14%	0.2513	18%
Total (per common share)	0.1250	100%	1.3750	100%

Average annual total return (in relation to NAV) for the 5 years ending on 9/30/2018				3.19%
Annualized current distribution rate expressed as a percentage of NAV as of 9/30/2018				6.91%

Cumulative total return (in relation to NAV) for the fiscal year through 9/30/2018				8.64%
Cumulative fiscal year distributions as a percentage of NAV as of 9/30/2018				6.33%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseinvest.com

Tortoise
Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	November 2018

Distribution Amount per Share	$0.125

The following table sets forth the estimated amounts of the current distribution, payable November 30, 2018, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

				% Breakdown of the
		% Breakdown of	($) Total Cumulative	Total Cumulative
	($) Current	the Current	Distributions for the	Distributions for the
	Distribution	Distribution	Fiscal Year to Date	Fiscal Year to Date
Net Investment Income	0.0254	20%	0.2453	16%
Net Realized Short-Term Capital Gains	0.0207	17%	0.0957	6%
Net Realized Long-Term Capital Gains	0.0700	56%	0.9015	60%
Return of Capital	0.0089	7%	0.2575	18%
Total (per common share)	0.1250	100%	1.5000	100%

Average annual total return (in relation to NAV) for the 5 years ending on 10/31/2018				1.67%
Annualized current distribution rate expressed as a percentage of NAV as of 10/31/2018				7.36%

Cumulative total return (in relation to NAV) for the fiscal year through 10/31/2018				2.60%
Cumulative fiscal year distributions as a percentage of NAV as of 10/31/2018				7.36%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at www.tortoiseadvisors.com or call (866) 362-9331.

11550 Ash Street, Suite 300, Leawood, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.tortoiseinvest.com